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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 26, 2001


                               GENTA INCORPORATED
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               (Exact name of registrant specified in its charter)

         DELAWARE                    0-19635                   33-0326866
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     (State or other              (Commission                (IRS Employee
     jurisdiction of              File Number)             Identification No.)
     incorporation)


           TWO CONNELL DRIVE
          BERKELEY HEIGHTS, NJ                                   07922
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(Address of principal executive offices)                       (Zip Code)


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (908) 286-9800

                                  TWO OAK WAY
                           BERKELEY HEIGHTS, NJ 07922
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         (Former name and former address, if changed since last report)



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Item 5.    OTHER EVENTS

         In November 2001, the Company issued the press releases attached to this Form as Exhibits 99.1 and 99.2, and such press releases are incorporated herein by reference.



Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

         (99.1)   Press Release dated November 28, 2001.

         (99.2)   Press Release dated November 30, 2001.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GENTA INCORPORATED
                                         (Registrant)


                                         By /s/ Alfred J. Fernandez
                                            ------------------------------------
                                                Alfred J. Fernandez
                                                Executive Vice President and
                                                Chief Financial Officer



Dated:  December 3, 2001



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                                  EXHIBIT INDEX


         EXHIBIT
         -------

         (99.1)   Press Release dated November 28, 2001.

         (99.2)   Press Release dated November 30, 2001.